UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

September 27, 2002

ebank.com, Inc.

(Exact name of Registrant as specified in its Charter)

Georgia	333-41545	58-2349097
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

2410 Paces Ferry Road, Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 863-9229

Not Applicable

(Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

       The Registrant's press release dated September 27, 2002, a copy of which is attached hereto as Exhibit 99.1, is hereby incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) The following exhibit is filed as part of this Report:

99.1 Press Release dated September 27, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EBANK.COM, INC.

Date: September 27, 2002	By: /s/ James L. Box James L. Box Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release Dated September 27, 2002.